October 26, 2022	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL FOURTH QUARTER AND
FISCAL 2022 RESULTS

•Domestic Private Client Group net new asset(1) growth of 9.0% for the fiscal year and 8.3% annualized for the fiscal fourth quarter
•Record quarterly net revenues of $2.83 billion, up 5% over the prior year’s fiscal fourth quarter and 4% over the preceding quarter
•Quarterly net income available to common shareholders of $437 million, or $1.98 per diluted share, and quarterly adjusted net income available to common shareholders of $459 million(2), or $2.08 per diluted share(2)
•Record annual net revenues of $11.0 billion, record annual net income available to common shareholders of $1.51 billion, or $6.98 per diluted share, and record annual adjusted net income available to common shareholders of $1.62 billion(2), or $7.49 per diluted share(2)
•Client assets under administration of $1.09 trillion and financial assets under management of $173.8 billion
•Record net loans in the Bank segment of $43.2 billion, up 73% over September 2021 and 3% over June 2022
•Net interest income and Raymond James Bank Deposit Program (“RJBDP”) fees from third-party banks of $606 million during the quarter, up 206% over the prior year’s fiscal fourth quarter and 64% over the preceding quarter
•Annualized return on common equity for the quarter of 18.7% and annualized adjusted return on tangible common equity for the quarter of 24.1%(2)

ST. PETERSBURG, Fla. – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $2.83 billion and net income available to common shareholders of $437 million, or $1.98 per diluted share, for the fiscal fourth quarter ended September 30, 2022. Excluding $30 million of expenses related to acquisitions, quarterly adjusted net income available to common shareholders was $459 million(2), or $2.08 per diluted share(2).

Quarterly net revenues grew 5% over the prior year’s fiscal fourth quarter and 4% over the preceding quarter, largely driven by the benefit of higher short-term interest rates on net interest income and RJBDP fees from third-party banks, which more than offset declines in asset management and related administrative fees and total brokerage revenues largely attributable to the decline in equity markets.

Quarterly net income available to common shareholders increased 2% compared to the prior year’s fiscal fourth quarter reflecting the aforementioned revenue growth which was partially offset by higher non-compensation expenses and a higher effective tax rate. The fiscal fourth quarter included a full quarter of results for TriState Capital(3) and SumRidge Partners(4) which added approximately $25 million of incremental non-compensation expenses sequentially, excluding bank loan provision for credit losses. The effective tax rate for the quarter increased to 28.7%, primarily attributable to nondeductible losses on the corporate owned life insurance portfolio.

Please refer to the footnotes at the end of this press release for additional information.

Compared to the prior fiscal year, record net revenues of $11.0 billion increased 13%, record pre-tax income increased 13%, record earnings per diluted share of $6.98 increased 5%, and adjusted earnings per diluted share of $7.49(2) increased 3%. Return on common equity for the fiscal year was 17.0% and adjusted return on tangible common equity was 21.1%(2).

“Notwithstanding the challenging and volatile market environment during the fiscal year, we generated record results with annual net revenues and pre-tax income growth of 13%, which was driven by strong organic growth, particularly in the Private Client Group segment, the benefit of higher short-term interest rates and, most importantly, our advisors’ and associates’ unwavering focus on always putting their clients first,” said Chair and CEO Paul Reilly. “We also made significant progress deploying capital over the past year, successfully completing our strategic acquisitions of Charles Stanley, TriState Capital and SumRidge Partners. We are well positioned entering fiscal 2023 with strong capital ratios and a flexible balance sheet, which should support our results in any market environment.”

Segment Results

Private Client Group

•Record quarterly net revenues of $1.99 billion, up 11% over the prior year’s fiscal fourth quarter and 2% over the preceding quarter
•Record quarterly pre-tax income of $371 million, up 67% over the prior year’s fiscal fourth quarter and 48% over the preceding quarter
•Record annual net revenues of $7.71 billion and record annual pre-tax income of $1.03 billion, up 17% and 38%, respectively, over fiscal 2021
•Private Client Group assets under administration of $1.04 trillion, down 7% compared to September 2021 and 3% compared to June 2022
•Private Client Group assets in fee-based accounts of $586.0 billion, down 7% compared to September 2021 and 3% compared to June 2022
•Private Client Group financial advisors of 8,681(5) increased 199 over September 2021 and 65 over June 2022
•Clients’ domestic cash sweep balances of $67.1 billion, up 1% over September 2021 and down 12% compared to June 2022

Growth in quarterly net revenues and pre-tax income was driven primarily by the increases in RJBDP fees and net interest income which more than offset the market-driven declines in asset management and related administrative fees and brokerage revenues.

Total clients’ domestic cash sweep balances ended the quarter at $67.1 billion, up 1% over September 2021 and down 12% compared to June 2022. The sequential decline reflects expected cash sorting activity given the higher short-term interest rate environment, which has continued in October. These balances do not include any high-yield savings deposits or money market fund balances.

“Our client-first values and leading technology and product offerings resulted in strong retention and recruitment of financial advisors in fiscal 2022, which led to robust domestic Private Client Group net new assets of approximately $95 billion, or 9% of beginning of period assets,” said Reilly. “Entering fiscal 2023, financial advisor recruiting activity remains strong across our employee, independent contractor and independent RIA affiliation options.”

Please refer to the footnotes at the end of this press release for additional information.

Capital Markets

•Quarterly net revenues of $399 million, down 28% compared to the prior year’s fiscal fourth quarter and up 4% over the preceding quarter
•Quarterly pre-tax income of $66 million, down 64% compared to the prior year’s fiscal fourth quarter and up 8% over the preceding quarter
•Quarterly investment banking revenues of $207 million, down 41% compared to the prior year’s fiscal fourth quarter and 5% compared to the preceding quarter
•Annual net revenues of $1.81 billion and annual pre-tax income of $415 million, down 4% and 22%, respectively, compared to a record fiscal 2021

Quarterly net revenues declined 28% compared to the prior-year quarter largely driven by lower investment banking revenues and fixed income brokerage revenues. Sequentially, quarterly net revenues grew 4% as increases in the affordable housing investments business and M&A revenues offset declines in brokerage and underwriting revenues.

“Following last year’s record results, the Capital Markets segment generated its second highest revenues and pre-tax income in fiscal 2022 bolstered by record M&A revenues,” said Reilly. “Looking ahead, heightened volatility and macroeconomic uncertainties will continue to impact capital markets activity. However, investments we have made in expanding our M&A platform and adding high-quality expertise and capabilities, including the recent acquisition of technology-driven fixed income market maker SumRidge Partners, should position us well over the long term.”

Asset Management

•Quarterly net revenues of $216 million, down 9% compared to the prior year’s fiscal fourth quarter and 5% compared to the preceding quarter
•Quarterly pre-tax income of $83 million, down 27% compared to the prior year’s fiscal fourth quarter and 11% compared to the preceding quarter
•Record annual net revenues of $914 million and annual pre-tax income of $386 million, up 5% and down 1%, respectively, compared to fiscal 2021
•Financial assets under management of $173.8 billion, down 9% compared to September 2021 and 5% compared to June 2022

The decline of quarterly net revenues and pre-tax income was largely attributable to lower financial assets under management, as net inflows into fee-based accounts in the Private Client Group were offset by fixed income and equity market declines.

Please refer to the footnotes at the end of this press release for additional information.

Bank

•Record quarterly net revenues of $428 million, up 143% over the prior year’s fiscal fourth quarter and 55% over the preceding quarter
•Quarterly pre-tax income of $123 million, up 52% over the prior year’s fiscal fourth quarter and 66% over the preceding quarter
•Bank segment net interest margin (“NIM”) of 2.91% for the quarter, up 99 basis points over the prior year’s fiscal fourth quarter and 50 basis points over the preceding quarter
•Record annual net revenues of $1.08 billion and annual pre-tax income of $382 million, up 61% and 4%, respectively, over fiscal 2021
•Record net loans of $43.2 billion, up 73% over September 2021 and 3% over June 2022

Quarterly net revenue and pre-tax income growth was primarily due to the inclusion of TriState Capital Bank for a full quarter, as well as NIM expansion. The Bank segment’s NIM increased 50 basis points during the quarter to 2.91%, reflecting higher short-term interest rates and the relatively high concentration of floating-rate assets. Net loans grew 3% over the preceding quarter primarily driven by higher residential mortgages and corporate loans. TriState Capital Bank also generated sequential growth of securities-based loans. The credit quality of the loan portfolio remained strong, with criticized loans as a percent of total loans held for investment ending the quarter at 1.14%, down from 3.27% at September 2021 and 1.63% at June 2022. Bank loan allowance for credit losses as a percent of total loans held for investment was 0.91%, and bank loan allowance for credit losses on corporate loans as a percent of corporate loans held for investment was 1.73%.

Other

The firm repurchased 600,000 shares of common stock for approximately $62 million at an average price of approximately $104 per share in the fiscal fourth quarter. Including additional share repurchases totaling $38 million in October, approximately $800 million remained available under the Board’s approved share repurchase authorization as of October 26, 2022. At the end of the quarter, the total capital ratio was 20.5%(6) and the tier 1 leverage ratio was 10.3%(6), both well above the regulatory requirements.

A conference call to discuss the results will take place tomorrow morning, Thursday, October 27, at 8:15 a.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. For a listen-only connection to the conference call, please dial: 800-694-6012 (conference code: 22021089). An audio replay of the call will be available at the same location until December 31, 2022.

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 8,700 financial advisors. Total client assets are $1.09 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions, divestitures, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will” and “should,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Fourth Quarter of 2022	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Net revenues	$2,831	$2,695	$2,718	5%	4%
Pre-tax income	$616	$560	$415	10%	48%
Net income available to common shareholders	$437	$429	$299	2%	46%

Earnings per common share: (7)
Basic	$2.03	$2.08	$1.41	(2)%	44%
Diluted	$1.98	$2.02	$1.38	(2)%	43%

Non-GAAP measures: (2)
Adjusted pre-tax income	$646	$587	$480	10%	35%
Adjusted net income available to common shareholders	$459	$450	$348	2%	32%
Adjusted earnings per common share – basic (7)	$2.13	$2.18	$1.65	(2)%	29%
Adjusted earnings per common share – diluted (7)	$2.08	$2.12	$1.61	(2)%	29%

	Twelve months ended
$ in millions, except per share amounts	September 30, 2022	September 30, 2021	% change
Net revenues	$11,003	$9,760	13%
Pre-tax income	$2,022	$1,791	13%
Net income available to common shareholders	$1,505	$1,403	7%

Earnings per common share: (7)
Basic	$7.16	$6.81	5%
Diluted	$6.98	$6.63	5%

Non-GAAP measures: (2)
Adjusted pre-tax income	$2,169	$1,971	10%
Adjusted net income available to common shareholders	$1,615	$1,540	5%
Adjusted earnings per common share – basic (7)	$7.68	$7.48	3%
Adjusted earnings per common share – diluted (7)	$7.49	$7.28	3%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2022

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Revenues:
Asset management and related administrative fees	$1,290	$1,366	$1,427	(6)%	(10)%
Brokerage revenues:
Securities commissions	357	412	385	(13)%	(7)%
Principal transactions	124	129	128	(4)%	(3)%
Total brokerage revenues	481	541	513	(11)%	(6)%
Account and service fees	266	170	211	56%	26%
Investment banking	217	364	223	(40)%	(3)%
Interest income	667	215	374	210%	78%
Other (8)	80	74	30	8%	167%
Total revenues	3,001	2,730	2,778	10%	8%
Interest expense	(170)	(35)	(60)	386%	183%
Net revenues	2,831	2,695	2,718	5%	4%
Non-interest expenses:
Compensation, commissions and benefits (9) (10)	1,759	1,775	1,834	(1)%	(4)%
Non-compensation expenses:
Communications and information processing	138	114	129	21%	7%
Occupancy and equipment	66	60	65	10%	2%
Business development	59	36	58	64%	2%
Investment sub-advisory fees	36	37	38	(3)%	(5)%
Professional fees (9)	38	37	38	3%	—%
Bank loan provision/(benefit) for credit losses (11)	34	5	56	580%	(39)%
Other (8) (9) (11)	85	71	85	20%	—%
Total non-compensation expenses	456	360	469	27%	(3)%
Total non-interest expenses	2,215	2,135	2,303	4%	(4)%
Pre-tax income	616	560	415	10%	48%
Provision for income taxes	177	131	114	35%	55%
Net income	439	429	301	2%	46%
Preferred stock dividends	2	—	2	NM	—%
Net income available to common shareholders	$437	$429	$299	2%	46%

Earnings per common share – basic (7)	$2.03	$2.08	$1.41	(2)%	44%
Earnings per common share – diluted (7)	$1.98	$2.02	$1.38	(2)%	43%
Weighted-average common shares outstanding – basic	215.0	205.5	210.7	5%	2%
Weighted-average common and common equivalent shares outstanding – diluted	220.6	211.7	215.7	4%	2%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2022

Consolidated Statements of Income (Unaudited)

	Twelve months ended
in millions, except per share amounts	September 30, 2022	September 30, 2021	% change
Revenues:
Asset management and related administrative fees	$5,563	$4,868	14%
Brokerage revenues:
Securities commissions	1,589	1,651	(4)%
Principal transactions	527	561	(6)%
Total brokerage revenues	2,116	2,212	(4)%
Account and service fees	833	635	31%
Investment banking	1,100	1,143	(4)%
Interest income	1,508	823	83%
Other (8)	188	229	(18)%
Total revenues	11,308	9,910	14%
Interest expense	(305)	(150)	103%
Net revenues	11,003	9,760	13%
Non-interest expenses:
Compensation, commissions and benefits (9) (10)	7,329	6,584	11%
Non-compensation expenses:
Communications and information processing	506	429	18%
Occupancy and equipment	252	232	9%
Business development	186	111	68%
Investment sub-advisory fees	152	130	17%
Professional fees (9)	131	122	7%
Bank loan provision/(benefit) for credit losses (11)	100	(32)	NM
Losses on extinguishment of debt (12)	—	98	(100)%
Other (8) (9) (11)	325	295	10%
Total non-compensation expenses	1,652	1,385	19%
Total non-interest expenses	8,981	7,969	13%
Pre-tax income	2,022	1,791	13%
Provision for income taxes	513	388	32%
Net income	1,509	1,403	8%
Preferred stock dividends	4	—	NM
Net income available to common shareholders	$1,505	$1,403	7%

Earnings per common share – basic (7)	$7.16	$6.81	5%
Earnings per common share – diluted (7)	$6.98	$6.63	5%
Weighted-average common shares outstanding – basic	209.9	205.7	2%
Weighted-average common and common equivalent shares outstanding – diluted	215.3	211.2	2%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Fourth Quarter of 2022	(Unaudited)

	As of				% change from
$ in millions, except per share amounts	September 30, 2022		September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Total assets	$80,951		$61,891	$86,111	31%	(6)%
Total common equity attributable to Raymond James Financial, Inc.	$9,338		$8,245	$9,395	13%	(1)%
Book value per share (13)	$43.41		$40.08	$43.60	8%	—%
Tangible book value per share (2) (13)	$34.94		$36.11	$35.79	(3)%	(2)%

Capital ratios:
Tier 1 leverage	10.3%	(6)	12.6%	10.8%
Tier 1 capital	19.2%	(6)	25.0%	20.2%
Common equity tier 1	19.0%	(6)	25.0%	20.0%
Total capital	20.5%	(6)	26.2%	21.5%

	Three months ended			Twelve months ended
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Return on common equity (14)	18.7%	21.3%	13.3%	17.0%	18.4%
Adjusted return on common equity (2) (14)	19.6%	22.3%	15.4%	18.2%	20.0%
Adjusted return on tangible common equity (2) (14)	24.1%	24.8%	18.1%	21.1%	22.2%
Pre-tax margin (15)	21.8%	20.8%	15.3%	18.4%	18.4%
Adjusted pre-tax margin (2) (15)	22.8%	21.8%	17.7%	19.7%	20.2%
Total compensation ratio (16)	62.1%	65.9%	67.5%	66.6%	67.5%
Adjusted total compensation ratio (2) (16)	61.5%	65.3%	66.8%	66.1%	67.0%
Effective tax rate	28.7%	23.4%	27.5%	25.4%	21.7%

Client asset metrics ($ in billions)	As of			% change from
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Client assets under administration	$1,093.1	$1,178.7	$1,125.3	(7)%	(3)%
Private Client Group assets under administration	$1,039.0	$1,115.4	$1,068.8	(7)%	(3)%
Private Client Group assets in fee-based accounts	$586.0	$627.1	$606.7	(7)%	(3)%
Financial assets under management	$173.8	$191.9	$182.4	(9)%	(5)%

Clients’ domestic cash sweep balances ($ in millions)	As of			% change from
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Raymond James Bank Deposit Program (“RJBDP”): (17)
Bank segment (3) (17)	$38,705	$31,410	$36,646	23%	6%
Third-party banks	21,964	24,496	25,478	(10)%	(14)%
Subtotal RJBDP	60,669	55,906	62,124	9%	(2)%
Client Interest Program	6,445	10,762	13,717	(40)%	(53)%
Total clients’ domestic cash sweep balances	$67,114	$66,668	$75,841	1%	(12)%

	Three months ended			Twelve months ended
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Average yield on RJBDP - third-party banks (18)	1.85%	0.29%	0.88%	0.82%	0.30%

Private Client Group financial advisors	As of			% change from
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Employees	3,638	3,461	3,615	5%	1%
Independent contractors (5)	5,043	5,021	5,001	—%	1%
Total advisors (5)	8,681	8,482	8,616	2%	1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2022	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

CONSOLIDATED NET INTEREST
	Three months ended
	September 30, 2022			September 30, 2021			June 30, 2022
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$2,177	$13	2.35%	$1,691	$1	0.17%	$1,603	$3	0.94%
Available-for-sale securities	11,241	52	1.84%	8,285	21	1.04%	9,972	37	1.47%
Loans held for sale and investment: (19)
Loans held for investment:
Securities-based loans (“SBL”) (20)	15,290	172	4.42%	5,820	32	2.17%	9,854	78	3.09%
Commercial and industrial (“C&I”) loans	10,986	128	4.52%	8,295	52	2.46%	9,606	76	3.14%
Commercial real estate (“CRE”) loans	6,368	82	5.00%	2,817	18	2.54%	4,338	36	3.30%
Real estate investment trust (“REIT”) loans	1,519	17	4.57%	1,223	7	2.47%	1,379	11	3.20%
Residential mortgage loans	7,119	51	2.88%	5,305	37	2.70%	6,334	44	2.77%
Tax-exempt loans (21)	1,503	10	3.06%	1,321	9	3.21%	1,329	8	3.16%
Loans held for sale	188	1	4.22%	191	1	2.59%	222	2	3.08%
Total loans held for sale and investment	42,973	461	4.23%	24,972	156	2.49%	33,062	255	3.08%
All other interest-earning assets	126	1	4.92%	167	1	1.53%	123	1	3.13%
Interest-earning assets — Bank segment	$56,517	$527	3.69%	$35,115	$179	2.03%	$44,760	$296	2.64%
All other segments
Cash and cash equivalents	$3,339	$19	2.24%	$3,910	$2	0.20%	$3,945	$7	0.63%
Assets segregated for regulatory purposes and restricted cash	12,332	57	1.88%	9,994	4	0.14%	17,337	28	0.63%
Trading assets — debt securities	1,117	14	4.97%	401	3	3.20%	377	4	4.87%
Brokerage client receivables	2,517	34	5.24%	2,452	21	3.34%	2,555	24	3.87%
All other interest-earning assets	1,989	16	2.91%	1,650	6	1.47%	2,117	15	2.90%
Interest-earning assets — all other segments	$21,294	$140	2.61%	$18,407	$36	0.78%	$26,331	$78	1.17%
Total interest-earning assets	$77,811	$667	3.40%	$53,522	$215	1.59%	$71,091	$374	2.11%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts	$44,392	$68	0.61%	$30,258	$1	0.01%	$37,214	$11	0.12%
Interest-bearing checking accounts	5,477	30	2.18%	169	1	1.78%	2,216	7	1.25%
Certificates of deposit	1,061	5	1.51%	885	4	1.90%	842	3	1.58%
Total bank deposits (22)	50,930	103	0.80%	31,312	6	0.07%	40,272	21	0.21%
FHLB advances and all other interest-bearing liabilities	1,226	7	2.34%	864	4	1.88%	1,114	5	1.73%
Interest-bearing liabilities — Bank segment	$52,156	$110	0.84%	$32,176	$10	0.12%	$41,386	$26	0.25%
All other segments
Trading liabilities — debt securities	$754	$9	4.84%	$136	$1	1.57%	$164	$1	2.76%
Brokerage client payables	11,901	20	0.65%	11,427	—	0.03%	16,892	3	0.08%
Senior notes payable	2,038	24	4.44%	2,037	23	4.44%	2,037	23	4.44%
All other interest-bearing liabilities (22)	159	7	4.49%	218	1	0.59%	363	7	2.73%
Interest-bearing liabilities — all other segments	$14,852	$60	1.60%	$13,818	$25	0.72%	$19,456	$34	0.70%
Total interest-bearing liabilities	$67,008	$170	1.01%	$45,994	$35	0.30%	$60,842	$60	0.40%
Firmwide net interest income		$497			$180			$314
Net interest margin (net yield on interest-earning assets)
Bank segment			2.91%			1.92%			2.41%
Firmwide			2.53%			1.33%			1.77%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2022	(Unaudited)

CONSOLIDATED NET INTEREST
	Twelve months ended
	September 30, 2022			September 30, 2021
$ in millions	Average balance	Interest	Average rate	Average balance	Interest	Average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$1,884	$18	0.98%	$1,612	$2	0.14%
Available-for-sale securities	9,651	136	1.40%	7,950	85	1.07%
Loans held for sale and investment: (19)
Loans held for investment:
SBL (20)	9,561	324	3.34%	4,989	112	2.22%
C&I loans	9,493	313	3.25%	7,828	201	2.54%
CRE loans	4,205	158	3.70%	2,703	70	2.56%
REIT loans	1,339	44	3.28%	1,273	32	2.48%
Residential mortgage loans	6,170	170	2.76%	5,110	140	2.72%
Tax-exempt loans (21)	1,355	35	3.15%	1,270	34	3.31%
Loans held for sale	229	7	3.24%	163	4	2.55%
Total loans held for sale and investment	32,352	1,051	3.24%	23,336	593	2.55%
All other interest-earning assets	124	4	3.29%	182	4	1.50%
Interest-earning assets — Bank segment	$44,011	$1,209	2.74%	$33,080	$684	2.07%
All other segments
Cash and cash equivalents	$4,114	$30	0.73%	$3,949	$10	0.25%
Assets segregated for regulatory purposes and restricted cash	14,826	96	0.65%	8,735	15	0.17%
Trading assets — debt securities	621	27	4.38%	475	13	2.67%
Brokerage client receivables	2,529	100	3.94%	2,280	77	3.37%
All other interest-earning assets	1,944	46	2.33%	1,594	24	1.54%
Interest-earning assets — all other segments	$24,034	$299	1.24%	$17,033	$139	0.82%
Total interest-earning assets	$68,045	$1,508	2.22%	$50,113	$823	1.64%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts	$36,693	$81	0.22%	$28,389	$3	0.01%
Interest-bearing checking accounts	2,061	39	1.88%	162	3	1.86%
Certificates of deposit	870	15	1.68%	904	17	1.90%
Total bank deposits (22)	39,624	135	0.34%	29,455	23	0.08%
FHLB advances and all other interest-bearing liabilities	1,001	21	2.15%	864	19	2.12%
Interest-bearing liabilities — Bank segment	$40,625	$156	0.38%	$30,319	$42	0.14%
All other segments
Trading liabilities — debt securities	$325	$12	3.64%	$150	$2	1.39%
Brokerage client payables	15,530	24	0.15%	10,180	3	0.03%
Senior notes payable	2,037	93	4.44%	2,078	96	4.58%
All other interest-bearing liabilities (22)	257	20	2.76%	241	7	1.14%
Interest-bearing liabilities — all other segments	$18,149	$149	0.82%	$12,649	$108	0.85%
Total interest-bearing liabilities	$58,774	$305	0.52%	$42,968	$150	0.34%
Firmwide net interest income		$1,203			$673
Net interest margin (net yield on interest-earning assets)
Bank segment			2.39%			1.95%
Firmwide			1.77%			1.35%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

	Three months ended			% change from
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Net revenues:
Private Client Group	$1,991	$1,801	$1,958	11%	2%
Capital Markets (4)	399	554	383	(28)%	4%
Asset Management (3)	216	238	228	(9)%	(5)%
Bank (3)	428	176	276	143%	55%
Other (23)	4	(2)	(21)	NM	NM
Intersegment eliminations	(207)	(72)	(106)	(188)%	(95)%
Total net revenues	$2,831	$2,695	$2,718	5%	4%

Pre-tax income/(loss):
Private Client Group	$371	$222	$251	67%	48%
Capital Markets (4)	66	183	61	(64)%	8%
Asset Management (3)	83	114	93	(27)%	(11)%
Bank (3)	123	81	74	52%	66%
Other (23)	(27)	(40)	(64)	33%	58%
Pre-tax income	$616	$560	$415	10%	48%

	Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	% change
Net revenues:
Private Client Group	$7,710	$6,611	17%
Capital Markets (4)	1,809	1,885	(4)%
Asset Management (3)	914	867	5%
Bank (3)	1,084	672	61%
Other (23)	(50)	(8)	(525)%
Intersegment eliminations	(464)	(267)	(74)%
Total net revenues	$11,003	$9,760	13%

Pre-tax income/(loss):
Private Client Group	$1,030	$749	38%
Capital Markets (4)	415	532	(22)%
Asset Management (3)	386	389	(1)%
Bank (3)	382	367	4%
Other (23)	(191)	(246)	22%
Pre-tax income	$2,022	$1,791	13%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Revenues:
Asset management and related administrative fees	$1,089	$1,142	$1,214	(5)%	(10)%
Brokerage revenues:
Mutual and other fund products	134	172	149	(22)%	(10)%
Insurance and annuity products	108	118	109	(8)%	(1)%
Equities, ETFs and fixed income products	107	100	115	7%	(7)%
Total brokerage revenues	349	390	373	(11)%	(6)%
Account and service fees:
Mutual fund and annuity service fees	103	110	102	(6)%	1%
RJBDP fees: (17)
Bank segment (17)	179	49	79	265%	127%
Third-party banks	109	18	56	506%	95%
Client account and other fees	59	44	59	34%	—%
Total account and service fees	450	221	296	104%	52%
Investment banking	10	14	6	(29)%	67%
Interest income	111	32	68	247%	63%
All other	8	5	11	60%	(27)%
Total revenues	2,017	1,804	1,968	12%	2%
Interest expense	(26)	(3)	(10)	767%	160%
Net revenues	1,991	1,801	1,958	11%	2%
Non-interest expenses:
Financial advisor compensation and benefits	1,091	1,151	1,187	(5)%	(8)%
Administrative compensation and benefits	321	255	306	26%	5%
Total compensation, commissions and benefits	1,412	1,406	1,493	—%	(5)%
Non-compensation expenses	208	173	214	20%	(3)%
Total non-interest expenses	1,620	1,579	1,707	3%	(5)%
Pre-tax income	$371	$222	$251	67%	48%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

Private Client Group

	Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	% change
Revenues:
Asset management and related administrative fees	$4,710	$4,056	16%
Brokerage revenues:
Mutual and other fund products	620	670	(7)%
Insurance and annuity products	438	438	—%
Equities, ETFs and fixed income products	458	438	5%
Total brokerage revenues	1,516	1,546	(2)%
Account and service fees:
Mutual fund and annuity service fees	428	408	5%
RJBDP fees: (17)
Bank segment (17)	357	183	95%
Third-party banks	202	76	166%
Client account and other fees	220	157	40%
Total account and service fees	1,207	824	46%
Investment banking	38	47	(19)%
Interest income	249	123	102%
All other	32	25	28%
Total revenues	7,752	6,621	17%
Interest expense	(42)	(10)	320%
Net revenues	7,710	6,611	17%
Non-interest expenses:
Financial advisor compensation and benefits	4,696	4,204	12%
Administrative compensation and benefits	1,199	1,015	18%
Total compensation, commissions and benefits	5,895	5,219	13%
Non-compensation expenses	785	643	22%
Total non-interest expenses	6,680	5,862	14%
Pre-tax income	$1,030	$749	38%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

Capital Markets (4)

	Three months ended			% change from
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Revenues:
Brokerage revenues:
Fixed income	$96	$118	$107	(19)%	(10)%
Equity	30	33	32	(9)%	(6)%
Total brokerage revenues	126	151	139	(17)%	(9)%
Investment banking:
Merger & acquisition and advisory	152	215	147	(29)%	3%
Equity underwriting	25	89	36	(72)%	(31)%
Debt underwriting	30	46	34	(35)%	(12)%
Total investment banking	207	350	217	(41)%	(5)%
Interest income	20	4	6	400%	233%
Affordable housing investments business revenues	56	48	21	17%	167%
All other	9	4	3	125%	200%
Total revenues	418	557	386	(25)%	8%
Interest expense	(19)	(3)	(3)	533%	533%
Net revenues	399	554	383	(28)%	4%
Non-interest expenses:
Compensation, commissions and benefits	238	288	243	(17)%	(2)%
Non-compensation expenses	95	83	79	14%	20%
Total non-interest expenses	333	371	322	(10)%	3%
Pre-tax income	$66	$183	$61	(64)%	8%

	Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	% change
Revenues:
Brokerage revenues:
Fixed income	$448	$515	(13)%
Equity	142	145	(2)%
Total brokerage revenues	590	660	(11)%
Investment banking:
Merger & acquisition and advisory	709	639	11%
Equity underwriting	210	285	(26)%
Debt underwriting	143	172	(17)%
Total investment banking	1,062	1,096	(3)%
Interest income	36	16	125%
Affordable housing investments business revenues	127	105	21%
All other	21	18	17%
Total revenues	1,836	1,895	(3)%
Interest expense	(27)	(10)	170%
Net revenues	1,809	1,885	(4)%
Non-interest expenses:
Compensation, commissions and benefits	1,065	1,055	1%
Non-compensation expenses	329	298	10%
Total non-interest expenses	1,394	1,353	3%
Pre-tax income	$415	$532	(22)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

Asset Management (3)

	Three months ended			% change from
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Revenues:
Asset management and related administrative fees:
Managed programs	$140	$156	$145	(10)%	(3)%
Administration and other	69	74	75	(7)%	(8)%
Total asset management and related administrative fees	209	230	220	(9)%	(5)%
Account and service fees	5	5	5	—%	—%
All other	2	3	3	(33)%	(33)%
Net revenues	216	238	228	(9)%	(5)%
Non-interest expenses:
Compensation, commissions and benefits	52	44	49	18%	6%
Non-compensation expenses	81	80	86	1%	(6)%
Total non-interest expenses	133	124	135	7%	(1)%
Pre-tax income	$83	$114	$93	(27)%	(11)%

	Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$585	$570	3%
Administration and other	297	267	11%
Total asset management and related administrative fees	882	837	5%
Account and service fees	22	18	22%
All other	10	12	(17)%
Net revenues	914	867	5%
Non-interest expenses:
Compensation, commissions and benefits	194	182	7%
Non-compensation expenses	334	296	13%
Total non-interest expenses	528	478	10%
Pre-tax income	$386	$389	(1)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

Bank (3)

	Three months ended			% change from
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Revenues:
Interest income	$527	$179	$296	194%	78%
Interest expense	(110)	(10)	(26)	1,000%	323%
Net interest income	417	169	270	147%	54%
All other	11	7	6	57%	83%
Net revenues	428	176	276	143%	55%
Non-interest expenses:
Compensation and benefits	36	13	21	177%	71%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	34	5	56	580%	(39)%
RJBDP fees to Private Client Group (17)	179	49	79	265%	127%
All other	56	28	46	100%	22%
Total non-compensation expenses	269	82	181	228%	49%
Total non-interest expenses	305	95	202	221%	51%
Pre-tax income	$123	$81	$74	52%	66%

	Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	% change
Revenues:
Interest income	$1,209	$684	77%
Interest expense	(156)	(42)	271%
Net interest income	1,053	642	64%
All other	31	30	3%
Net revenues	1,084	672	61%
Non-interest expenses:
Compensation and benefits	84	51	65%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	100	(32)	NM
RJBDP fees to Private Client Group (17)	357	183	95%
All other	161	103	56%
Total non-compensation expenses	618	254	143%
Total non-interest expenses	702	305	130%
Pre-tax income	$382	$367	4%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2022	(Unaudited)

Other (23)

	Three months ended			% change from
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Revenues:
Interest income	$15	$2	$6	650%	150%
Net gains/(losses) on private equity investments (8)	9	18	(3)	(50)%	NM
All other	2	(1)	—	NM	NM
Total revenues	26	19	3	37%	767%
Interest expense	(22)	(21)	(24)	5%	(8)%
Net revenues	4	(2)	(21)	NM	NM
Non-interest expenses:
Compensation and all other (8)	31	38	43	(18)%	(28)%
Total non-interest expenses	31	38	43	(18)%	(28)%
Pre-tax loss	$(27)	$(40)	$(64)	33%	58%

	Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	% change
Revenues:
Interest income	$25	$8	213%
Net gains on private equity investments (8)	9	74	(88)%
All other	9	6	50%
Total revenues	43	88	(51)%
Interest expense	(93)	(96)	(3)%
Net revenues	(50)	(8)	(525)%
Non-interest expenses:
Compensation and all other (8)	141	140	1%
Losses on extinguishment of debt (12)	—	98	(100)%
Total non-interest expenses	141	238	(41)%
Pre-tax loss	$(191)	$(246)	22%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Fourth Quarter of 2022	(Unaudited)

Bank Segment (3)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

	As of			% change from
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022
Total assets	$56,737	$36,154	$55,562	57%	2%
Bank loans, net:
Raymond James Bank	$31,109	$24,994	$30,053	24%	4%
TriState Capital Bank	12,130	—	11,790	NM	3%
Total bank loans, net	$43,239	$24,994	$41,843	73%	3%
Bank loan allowance for credit losses	$396	$320	$377	24%	5%
Bank loan allowance for credit losses as a % of total loans held for investment	0.91%	1.27%	0.90%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (24)	1.73%	2.25%	1.73%
Total nonperforming assets	$74	$74	$92	—%	(20)%
Nonperforming assets as a % of total assets	0.13%	0.20%	0.17%
Total criticized loans	$496	$824	$687	(40)%	(28)%
Criticized loans as a % of loans held for investment	1.14%	3.27%	1.63%

	Three months ended			% change from		Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021	% change
Bank loan provision/(benefit) for credit losses (11)	$34	$5	$56	580%	(39)%	$100	$(32)	NM
Net charge-offs	$14	$7	$10	100%	40%	$26	$13	100%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2022	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. Beginning with our fiscal third quarter of 2022, certain of our non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Net income available to common shareholders	$437	$429	$299	$1,505	$1,403
Non-GAAP adjustments:
Expenses directly related to acquisitions included in the following financial statement line items:
Compensation, commissions and benefits:
Acquisition-related retention (10)	17	13	16	58	48
Other acquisition-related compensation (9)	—	1	2	2	1
Total “Compensation, commissions and benefits” expense	17	14	18	60	49
Professional fees (9)	1	5	4	12	10
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	26	26	—
Other:
Amortization of identifiable intangible assets (25)	11	7	8	33	21
Initial provision for credit losses on acquired lending commitments (11)	—	—	5	5	—
All other acquisition-related expenses (9)	1	1	4	11	2
Total “Other” expense	12	8	17	49	23
Total expenses related to acquisitions	30	27	65	147	82
Losses on extinguishment of debt (12)	—	—	—	—	98
Pre-tax impact of non-GAAP adjustments	30	27	65	147	180
Tax effect of non-GAAP adjustments	(8)	(6)	(16)	(37)	(43)
Total non-GAAP adjustments, net of tax	22	21	49	110	137
Adjusted net income available to common shareholders (2)	$459	$450	$348	$1,615	$1,540

Pre-tax income	$616	$560	$415	$2,022	$1,791
Pre-tax impact of non-GAAP adjustments (as detailed above)	30	27	65	147	180
Adjusted pre-tax income (2)	$646	$587	$480	$2,169	$1,971

Compensation, commissions and benefits expense	$1,759	$1,775	$1,834	$7,329	$6,584
Less: Total compensation-related acquisition expenses (as detailed above)	17	14	18	60	49
Adjusted “Compensation, commissions and benefits” expense (2)	$1,742	$1,761	$1,816	$7,269	$6,535

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2022	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Pre-tax margin (15)	21.8%	20.8%	15.3%	18.4%	18.4%
Impact of non-GAAP adjustments on pre-tax margin:
Compensation, commissions and benefits:
Acquisition-related retention (10)	0.6%	0.6%	0.6%	0.5%	0.5%
Other acquisition-related compensation (9)	—%	—%	0.1%	—%	—%
Total “Compensation, commissions and benefits” expense	0.6%	0.6%	0.7%	0.5%	0.5%
Professional fees (9)	—%	0.2%	0.1%	0.1%	0.1%
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (11)	—%	—%	1.0%	0.2%	—%
Other:
Amortization of identifiable intangible assets (25)	0.4%	0.2%	0.3%	0.3%	0.2%
Initial provision for credit losses on acquired lending commitments (11)	—%	—%	0.2%	0.1%	—%
All other acquisition-related expenses (9)	—%	—%	0.1%	0.1%	—%
Total “Other” expense	0.4%	0.2%	0.6%	0.5%	0.2%
Total expenses related to acquisitions	1.0%	1.0%	2.4%	1.3%	0.8%
Losses on extinguishment of debt (12)	—%	—%	—%	—%	1.0%
Total non-GAAP adjustments	1.0%	1.0%	2.4%	1.3%	1.8%
Adjusted pre-tax margin (2) (15)	22.8%	21.8%	17.7%	19.7%	20.2%

Total compensation ratio (16)	62.1%	65.9%	67.5%	66.6%	67.5%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (10)	0.6%	0.6%	0.6%	0.5%	0.5%
Other acquisition-related compensation (9)	—%	—%	0.1%	—%	—%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.6%	0.6%	0.7%	0.5%	0.5%
Adjusted total compensation ratio (2) (16)	61.5%	65.3%	66.8%	66.1%	67.0%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2022	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
Earnings per common share (7)	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Basic	$2.03	$2.08	$1.41	$7.16	$6.81
Impact of non-GAAP adjustments on basic earnings per common share:
Compensation, commissions and benefits:
Acquisition-related retention (10)	0.08	0.06	0.08	0.28	0.23
Other acquisition-related compensation (9)	—	0.01	0.01	0.01	0.01
Total “Compensation, commissions and benefits” expense	0.08	0.07	0.09	0.29	0.24
Professional fees (9)	—	0.02	0.02	0.06	0.05
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	0.12	0.12	—
Other:
Amortization of identifiable intangible assets (25)	0.05	0.03	0.04	0.16	0.10
Initial provision for credit losses on acquired lending commitments (11)	—	—	0.02	0.02	—
All other acquisition-related expenses (9)	0.01	0.01	0.02	0.05	0.01
Total “Other” expense	0.06	0.04	0.08	0.23	0.11
Total expenses related to acquisitions	0.14	0.13	0.31	0.70	0.40
Losses on extinguishment of debt (12)	—	—	—	—	0.48
Tax effect of non-GAAP adjustments	(0.04)	(0.03)	(0.07)	(0.18)	(0.21)
Total non-GAAP adjustments, net of tax	0.10	0.10	0.24	0.52	0.67
Adjusted basic (2)	$2.13	$2.18	$1.65	$7.68	$7.48

Diluted	$1.98	$2.02	$1.38	$6.98	$6.63
Impact of non-GAAP adjustments on diluted earnings per common share:
Compensation, commissions and benefits:
Acquisition-related retention (10)	0.08	0.06	0.07	0.27	0.23
Other acquisition-related compensation (9)	—	0.01	0.01	0.01	—
Total “Compensation, commissions and benefits” expense	0.08	0.07	0.08	0.28	0.23
Professional fees (9)	—	0.02	0.02	0.06	0.05
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	0.12	0.12	—
Other:
Amortization of identifiable intangible assets (25)	0.05	0.03	0.04	0.15	0.10
Initial provision for credit losses on acquired lending commitments (11)	—	—	0.02	0.02	—
All other acquisition-related expenses (9)	0.01	0.01	0.02	0.05	0.01
Total “Other” expense	0.06	0.04	0.08	0.22	0.11
Total expenses related to acquisitions	0.14	0.13	0.30	0.68	0.39
Losses on extinguishment of debt (12)	—	—	—	—	0.46
Tax effect of non-GAAP adjustments	(0.04)	(0.03)	(0.07)	(0.17)	(0.20)
Total non-GAAP adjustments, net of tax	0.10	0.10	0.23	0.51	0.65
Adjusted diluted (2)	$2.08	$2.12	$1.61	$7.49	$7.28
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2022	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	September 30, 2022	September 30, 2021	June 30, 2022
Total common equity attributable to Raymond James Financial, Inc.	$9,338	$8,245	$9,395
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,931	882	1,810
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(108)	(64)	(128)
Tangible common equity attributable to Raymond James Financial, Inc.	$7,515	$7,427	$7,713
Common shares outstanding	215.1	205.7	215.5
Book value per share (13)	$43.41	$40.08	$43.60
Tangible book value per share (2) (13)	$34.94	$36.11	$35.79

Return on common equity	Three months ended			Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Average common equity (26)	$9,367	$8,054	$8,999	$8,836	$7,635
Impact of non-GAAP adjustments on average common equity:
Compensation, commissions and benefits:
Acquisition-related retention (10)	9	6	8	27	23
Other acquisition-related compensation (9)	—	1	1	1	—
Total “Compensation, commissions and benefits” expense	9	7	9	28	23
Professional fees (9)	1	3	2	6	4
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	13	10	—
Other:
Amortization of identifiable intangible assets (25)	5	3	4	16	9
Initial provision for credit losses on acquired lending commitments (11)	—	—	3	2	—
All other acquisition-related expenses (9)	—	1	2	6	1
Total “Other” expense	5	4	9	24	10
Total expenses related to acquisitions	15	14	33	68	37
Losses on extinguishment of debt (12)	—	—	—	—	39
Tax effect of non-GAAP adjustments	(4)	(3)	(8)	(17)	(18)
Total non-GAAP adjustments, net of tax	11	11	25	51	58
Adjusted average common equity (2) (26)	$9,378	$8,065	$9,024	$8,887	$7,693

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2022	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
$ in millions	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Average common equity (26)	$9,367	$8,054	$8,999	$8,836	$7,635
Less:
Average goodwill and identifiable intangible assets, net	1,871	872	1,460	1,322	809
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(118)	(60)	(108)	(91)	(53)
Average tangible common equity (2) (26)	$7,614	$7,242	$7,647	$7,605	$6,879
Impact of non-GAAP adjustments on average tangible common equity:
Compensation, commissions and benefits:
Acquisition-related retention (10)	9	6	8	27	23
Other acquisition-related compensation (9)	—	1	1	1	—
Total “Compensation, commissions and benefits” expense	9	7	9	28	23
Professional fees (9)	1	3	2	6	4
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans (11)	—	—	13	10	—
Other:
Amortization of identifiable intangible assets (25)	5	3	4	16	9
Initial provision for credit losses on acquired lending commitments (11)	—	—	3	2	—
All other acquisition-related expenses (9)	—	1	2	6	1
Total “Other” expense	5	4	9	24	10
Total expenses related to acquisitions	15	14	33	68	37
Losses on extinguishment of debt (12)	—	—	—	—	39
Tax effect of non-GAAP adjustments	(4)	(3)	(8)	(17)	(18)
Total non-GAAP adjustments, net of tax	11	11	25	51	58
Adjusted average tangible common equity (2) (26)	$7,625	$7,253	$7,672	$7,656	$6,937

Return on common equity (14)	18.7%	21.3%	13.3%	17.0%	18.4%
Adjusted return on common equity (2) (14)	19.6%	22.3%	15.4%	18.2%	20.0%
Return on tangible common equity (2) (14)	23.0%	23.7%	15.6%	19.8%	20.4%
Adjusted return on tangible common equity (2) (14)	24.1%	24.8%	18.1%	21.1%	22.2%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2022                                 Footnotes

(1)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees.

(2)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. Beginning with our fiscal third quarter of 2022, certain non-GAAP financial measures were adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation.

(3)
On June 1, 2022, we completed our acquisition of all the outstanding shares of TriState Capital, including its wholly-owned subsidiaries TriState Capital Bank, a Pennsylvania-chartered state bank, and Chartwell Investment Partners, LLC (“Chartwell”), a registered investment adviser. TriState Capital Bank and Chartwell have been integrated into our Bank and Asset Management segments, respectively, and their results of operations have been included in our results prospectively from the closing date of June 1, 2022. TriState Capital Bank will continue to operate as a separately branded firm and as an independently-chartered bank.

(4)
On July 1, 2022, we completed our acquisition of SumRidge Partners, LLC (“SumRidge Partners”). SumRidge Partners has been integrated into our Capital Markets segment, and its results of operations have been included in our results prospectively from the closing date of July 1, 2022.

(5)
This metric includes the impact of the transfer of one firm with 166 financial advisors previously affiliated as independent contractors to our Registered Investment Advisor & Custody Services (“RCS”) division during our fiscal third quarter of 2022. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration.

(6)	Estimated.

(7)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2022, June 30, 2022, and September 30, 2021, and $3 million and $2 million for the twelve months ended September 30, 2022 and 2021, respectively.

(8)
Other revenues included $9 million and $18 million of net private equity gains and $3 million of net private equity losses for the three months ended September 30, 2022, September 30, 2021, and June 30, 2022, respectively, and $9 million and $74 million of net private equity gains for the years ended September 30, 2022 and 2021, respectively. These amounts were included in our Other segment. For the three months and year ended September 30, 2021, $5 million and $25 million, respectively, of such gains were attributable to noncontrolling interests and were offset in “Other” expenses. Amounts attributable to noncontrolling interests were insignificant for the three months ended September 30, 2022 and June 30, 2022, and the year ended September 30, 2022.

(9)
Beginning with our fiscal third quarter of 2022, we reclassified acquisition-related expenses which were previously reported in “Acquisition-related expenses” on our Consolidated Statements of Income into the respective income statement line items that align to their expense categories, including “Compensation, commissions, and benefits”, “Professional fees” (primarily legal fees), and “Other” expenses. Prior periods have been conformed to the current presentation.

(10)
Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with acquisitions in the current year and in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(11)
Our results for the three months ended June 30, 2022 and twelve months ended September 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our TriState Capital acquisition of $26 million (included in “Bank loan provision/(benefit) for credit losses”) and $5 million (included in “Other” expense), respectively. These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date.

(12)
Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026, which occurred during our fiscal third quarter of 2021.

(13)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

(14)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period.

(15)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2022                                 Footnotes

(16)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(17)	We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. Fees earned by the Private Client Group on deposits held by our Bank segment are eliminated in consolidation.

(18)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(19)	Loans are presented net of unamortized discounts, unearned income, and deferred loan fees and costs.

(20)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies.

(21)	The average yield is presented on a tax-equivalent basis for each respective period.

(22)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments”.

(23)
The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, certain acquisition-related expenses, and certain corporate overhead costs of RJF, including the interest costs on certain of our public debt and any losses on the extinguishment of such debt.

(24)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(25)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(26)
Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the fiscal year, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.